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                                                                     EXHIBIT 4.2


                              CERTIFICATE OF TRUST
                                       OF
                             IBC CAPITAL FINANCE II


     THIS CERTIFICATE OF TRUST OF IBC CAPITAL FINANCE II (the "Trust"), is being duly executed and filed by U.S. Bank Trust National Association, a national banking association, Charles C. Van Loan, Robert N. Shuster and James J. Twarozynski, each an individual, as trustees, to form a Delaware statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

1. NAME. The name of the Delaware statutory trust formed hereby is IBC Capital Finance II.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is U.S. Bank Trust National Association, 300 East Delaware Avenue, 8th Floor, Wilmington, Delaware 19809, Attention:
     Corporate Trust Services Division.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on February 26, 2003.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                      U.S. BANK TRUST NATIONAL
                                      ASSOCIATION, as Delaware trustee




                                      By: /s/ Paul D. Allen
                                         -------------------------------------
                                         Name: Paul D. Allen
                                         Title: Vice President


                                      /s/ Charles C. Van Loan      , as Trustee
                                      ------------------------------
                                      Name: Charles C. Van Loan


                                      /s/ Robert N. Shuster        , as Trustee
                                      ------------------------------
                                      Name: Robert N. Shuster


                                      /s/ James J. Twarozynski     , as Trustee
                                      ------------------------------
                                      Name: James J. Twarozynski